UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTRON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER FROM THE CHAIRMAN OF THE BOARD OF DIRECTORS
TO OUR SHAREHOLDERS

April 11, 2013

Dear Sutron Shareholder:

You are cordially invited to our Annual Meeting of Shareholders on Wednesday, May 8, 2013, beginning at 1:30 p.m., local time, at Sutron’s corporate headquarters, 22400 Davis Drive, Sterling, Virginia.  The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement.  The Board of Directors recommends that shareholders vote “FOR” these proposals.

It is important that you use this opportunity to take part in Sutron’s affairs by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying Proxy Card in the enclosed postage-paid envelope so that your shares may be represented at the meeting.  Returning the Proxy Card does not deprive you of your right to attend the meeting and to vote your shares in person.

You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2013ProxyMaterials.html.

We look forward to seeing you there.

Very truly yours,

Raul S. McQuivey
Chairman of the Board, President and
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2013

This Proxy Statement and the Sutron Annual Report to Shareholders for fiscal year 2012 are available at http://www.sutron.com/investorinfo/2013ProxyMaterials.html.

•
The 2013 Annual Meeting of Stockholders of Sutron Corporation will be held on Wednesday, May 8, 2013, at 1:30 p.m., local time, at Sutron’s corporate headquarters, 22400 Davis Drive, Sterling, Virginia.

•	The matters to be acted on at the 2013 Annual Meeting of Stockholders of Sutron Corporation are:

•	Elect five directors to serve until the Annual Meeting of Stockholders in 2014;

•	Ratify the appointment of Yount, Hyde & Barbour, P.C. as the independent registered public accounting firm for Sutron for fiscal year 2013;

•	Consider an advisory vote on the compensation of the Company’s Named Executive Officers;

•	Consider an advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers; and

•	To transact such other business as may properly come before the meeting and any adjournments thereof.

•
Sutron also makes available on its internet website (www.Sutron.com) its Annual Report on Form 10-K, charter of the Audit Committee of the Board of Directors and its Code of Business Ethics and Conduct. Information contained on Sutron’s website should not be deemed filed with, and is not incorporated by reference into this Proxy Statement or any of Sutron’s other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Sutron specifically so provides.

•	You are invited to attend the meeting in person and, if you do, you may cast your vote in person at the meeting.

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Sutron Corporation,

Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation (the “Company”) will be held at 22400 Davis Drive, Sterling, Virginia, on Wednesday, May 8, 2013, at 1:30 p.m., local time, for the following purposes:

1.	To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent accountants for fiscal year 2013;

3.	To consider an advisory vote on the compensation of the Company’s Named Executive Officers;

4.	To consider an advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers; and

5.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on Thursday, March 28, 2013, are entitled to notice of and to vote at the meeting.  If you attend the meeting, you may vote in person even if you have returned a proxy. You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2013ProxyMaterials.html.

By Order of the Board of Directors,

Sidney C. Hooper
Secretary

April 11, 2013

IMPORTANT NOTICE
YOUR PROXY IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 8, 2013

GENERAL INFORMATION

The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 8, 2013, at 1:30 p.m., local time, and at any adjournments thereof.  The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the principal executive offices of the Company, 22400 Davis Drive, Sterling, Virginia 20164.  The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 11, 2013.  An electronic copy of all Proxy materials consisting of our 2012 Annual Report and this Proxy Statement can be accessed and viewed online at the website http://www.sutron.com/investorinfo/2013ProxyMaterials.html.

After the enclosed Proxy Card is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy Card.  The Proxy Card is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against or abstain from voting upon the other proposal.

RECORD DATE AND VOTING RIGHTS

Shareholders of record at the close of business on Thursday, March 28, 2013 are entitled to notice of and to vote at the meeting.  On Thursday, March 28, 2013, the Company had outstanding and entitled to vote 5,046,884 shares of Common Stock.  Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting.

The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting.  Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.  Shares held in a broker’s account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. Assuming that a quorum is present for the Annual Meeting, the five nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the appointment of the independent public accountants must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of this Proposal, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposal. For purposes of this Proposal, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposal.

The advisory vote on executive compensation must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.  Unless otherwise indicated thereon, the accompanying proxy will be voted for approval of the compensation of the Company’s Named Executive Officers. For purposes of this Proposal, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposal. For purposes of this Proposal, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposal.

Assuming that a quorum is present for the Annual Meeting, the advisory vote on the frequency of the advisory vote on executive compensation that receives the greatest number of votes of shares of Common Stock voting together present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be viewed as the advisory vote on this Proposal. Unless otherwise indicated thereon, the accompanying proxy will be voted for a frequency of three years for advisory votes on the compensation of the company’s Named Executive Officers. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Any Proxy Card which is returned by a shareholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card (or their substitutes) will vote “FOR” the election of the Board of Directors’ nominees, “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent accountants, “FOR” the advisory vote on executive compensation, and “FOR” the Board of Directors recommended frequency for the advisory vote on executive compensation, and in the proxy holders’ discretion with regard to all other matters properly brought before the meeting. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying Proxy Card.  We urge you to vote your shares without delay.

The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2013 Annual Shareholders Meeting.  In addition to solicitation by mail, solicitations may be made by personal interview or telephone by officers and employees of the Company, acting without additional compensation.  Sutron anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Sutron for the out-of-pocket expenses incurred by them.

PRINCIPAL SHAREHOLDERS

The table below sets forth, as of March 28, 2013, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

		Percentage
Name and Address of	Number of Shares	Of Shares
Beneficial Owner	Beneficially Owned	Outstanding(1)
Raul S. McQuivey, Ph.D. (2)	854,189	16.9%
22400 Davis Drive
Sterling, Virginia 20164
Perlus Microcap Fund L.P. (3)	258,749	5.1%
Templar House, Don Road
St. Helier, Jersey
Channel Islands, JE12TR

(1)
As of March 28, 2013, the Company had 5,046,884 shares of Common Stock outstanding.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that such person could purchase by exercising outstanding options and options that will become exercisable within 60 days of March 28, 2013, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Dr. McQuivey’s holdings consist of 662,086 shares held by Dr. Raul S. McQuivey and Karen T. McQuivey, Dr. McQuivey's wife, as Trustees for the Raul S. McQuivey Trust and the Karen T. McQuivey Trust and 192,100 shares held by Raul McQuivey.

(3)
The information with respect to the shares of Common Stock held by Perlus Microcap Fund L.P. (“Perlus”) is based on filings made on Schedule 13G on December 19, 2012 with the SEC by Perlus.  Perlus reports that it has sole voting and sole dispositive power as to the 258,749 shares owned.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

The nominees for directors are Dr. Raul S. McQuivey, Ashish H. Raval, Leland R. Phipps, John F. DePodeta and Larry C. Linton.  All nominees are presently directors of the Company.  Mr. Phipps, Mr. DePodesta and Mr. Linton are non-employees of the Company and are independent as defined by the Nasdaq Stock Market listing standards and therefore result in a majority of the Company’s Board of Directors being independent in accordance with the Nasdaq Stock Market listing standards.

On April 9, 2013, the Board unanimously approved an amendment to Article III, Section 2(a) of the Company’s Bylaws to reduce the number of members of the Board from seven to five and remove language stating that an increase or decrease in the number of member of the Board should be deemed an amendment to the Bylaws.  In connection with this amendment, Andrew D. Lipman and Daniel W. Farrell, each members of the Board, respectively indicated to the Board that they would not stand for reelection at the Annual Meeting. The decision by Messrs. Lipman and Farrell to not stand for reelection are not the result of any known disagreements between them and the Company on any matter relating to the Company's operations, policies or practices.

The Board of Directors of the Company recommends the election of the nominees to serve as directors of Sutron until the fiscal year 2014 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until the director's earlier death, resignation or removal. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

The five nominees for director who receive the highest number of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting will be elected. All duly submitted and unrevoked Proxy Cards will be voted “FOR” the nominees selected by the Board of Directors except where authorization to vote is withheld.

NOMINEES FOR DIRECTORS

Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience, director positions held currently or at any time during the past five years and the experience, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and Board to determine that the person currently should serve as a director:

Raul S. McQuivey, Ph.D., age 74, has served as a director since 1976 and as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989.  Dr. McQuivey served as Executive Vice President from September 1980 to January 1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989.  Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967.  He is a Registered Professional Engineer.  Having served with the Company since 1976, Dr. McQuivey has extensive experience in all aspects of our business and industry and has strong management and technical skills.

Ashish H. Raval, age 41, has served as a director since August 2011 and as a Senior Vice President since May 2011.  Mr. Raval has managed the Company’s Integrated Services Division since January 2001 and also since January 2012 has the responsibility of managing the Company’s Sales and Marketing and ILEX Software Division.  He joined the Company as an Applications Engineer in the Integrated Systems Division in 1997.  Mr. Raval began his career working as an instrumentation engineer in Walk, Haydel & Associates, a Dames & Moore Company.  Mr. Raval received a B.S. in Instrumentation Engineering from University of Pune, India in 1993 and a Masters in Electrical Engineering with specialization in Control Systems Engineering from the University of New Orleans in 1996.  Mr. Raval has strong technical skills and industry knowledge.  He also has extensive experience in sales and marketing.

Leland R. Phipps, age 57, has served as a director and as the Chairman of the Audit Committee since March 2008.  He is also a member of the Compensation Committee of the Board.  Mr. Phipps began his career with KPMG Peat Marwick working in the Private Business Advisory Services of the firm from 1982 to 1983.   He left KPMG to become a principal with Concept Automation, Inc. (CAI) where he served as the Chief Financial Officer from 1983 to 1989.  He become CAI’s President and Chief Operating Officer in 1989 and remained until 1995 when CAI was acquired by BTG, Inc.  During his tenure at CAI, revenues grew from $500 thousand to approximately $100 million.  He was a Senior Vice President over Integration and Network Systems with BTG from 1995 to 1997 and was responsible for a new business unit that began with a backlog of $20 million and grew to $60 million of revenue within two years.  Mr. Phipps founded Plexar Corporation, a diversified holding company, in 1997.  Mr. Phipps is a Certified Public Accountant.  He received a B.S. in Accounting and a Master of Accountancy (MAcc) degree from Brigham Young University.  Mr. Phipps has strong financial, operational and overall executive management skills and experience.

John F. DePodesta, age 68, has served as a director since August 2011 and as the Chairman of the Compensation Committee since November 2011.   He co-founded Primus Telecommunications Group, Inc. (“Primus”) in 1994 and served as a Director, Executive Vice President, Chief Legal Officer and Chief Corporate Development Officer and Secretary of Primus from 1994 to 2010.  Mr. DePodesta served from 1994 to 2002 as the Chairman of the Board of Iron Road Railways Incorporated, which he co-founded in 1994. He served as Senior Vice President, Law and Public Policy, of Genesis Health Ventures, Inc. from January 1996 through March 1998. Additionally, from 1994 to 1999, he served as “of counsel” to the law firm of Pepper Hamilton LLP, where he was previously a partner since 1979. Before joining Pepper Hamilton LLP, Mr. DePodesta served as the General Counsel of Consolidated Rail Corporation and General Counsel-Reorganization for the Penn Central Trustees from 1970 to 1979. Since 1994, he has served on the Board of Directors of Educational Credit Management Corporation, where he is Chairman of the Governance and Compensation Committee and serves on the Boards of its for-profit and not-for-profit subsidiaries.  Mr. DePodesta also served on the Board of Directors of Genesis HealthCare Corporation from December 2003 until June 2007, where he served on the Audit Committee.  Mr. DePodesta holds a BA from Harvard College and a JD from the University of Pennsylvania Law School. Mr. DePodesta has extensive experience in law and regulation, corporate governance, corporate management, mergers and acquisitions, equity and debt financing and working with global high growth technology companies.

Larry C. Linton, age 72, has served as director since August 2011 and as Chairman of the Marketing Committee since November 2011.   He was employed by the First National Bank of Oregon as a Credit Officer and Commercial Loan officer from 1966 to 1969.  He founded Landa, Inc. in 1969 and served as Chief Executive Officer until 1999. He is currently the owner and Chief Executive Officer of Water Tech Industries, a drinking water equipment manufacturing company, located in Carrollton, Texas. Linton is a current member of the Brigham Young University (“BYU”) President's Leadership Council. He was formerly a member of the BYU Alumni Board from 1991 to 1996.  He was former Senior Vice President of Operations for Cascade Pacific Boy Scouts Council from 1999 to 2005.  He was the President of the Cleaning Equipment Manufacturers Association in 1991. Larry C. Linton earned a B.S. in Business Management from BYU and a Master of Business Administration from Arizona State University.   Mr. Linton has extensive experience in sales and marketing, corporate management and working with growth companies.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer and persons performing functions similar to a controller, as well as other officers, directors and employees of the Company.  The Code of Ethics is posted on the Company’s website at www.sutron.com under “Investor Information.”

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee.  The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Dr. McQuivey serves as the Chairman of the Board, President and Chief Executive Officer.  The Board currently does not have a lead director.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time, as this structure makes the best use of Dr. McQuivey’s extensive knowledge of the Company and the industry, as well as fostering greater communication between the Company’s management and the Board.

Management is responsible for the day-to-day management of the risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  The Board of Directors regularly reviews information regarding the Company’s liquidity and operations as well as the risks associated with each.  The Board of Directors also holds strategic planning sessions with senior management to discuss strategy, key challenges and risks and opportunities for the Company.  The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

While the Board of Directors is ultimately responsible for risk oversight, the Board of Directors’ committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas.  For example, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls.  Pursuant to its charter, the Audit Committee is also responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  In addition, the Audit Committee reviews and discusses with management the Company’s major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements.  The Compensation Committee is responsible for management of risks relating to the Company’s compensation program and policies and assesses the Company’s effectiveness at linking pay to performance as well as aligning the interests of executives and other employees with those of the Company’s shareholders.  The Nominating and Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure and succession planning for directors and executive officers, as well as other areas of corporate governance.  The Marketing Committee assists management and the Board of Directors in determining how to strategically market the Company’s products and services. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

BOARD AND COMMITTEE MEETINGS

During fiscal 2012, the Board held five meetings, including telephone conference meetings. The four standing committees of the Board are the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Marketing Committee.  No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Audit Committee.    Mr. Phipps, Mr. DePodesta and Mr. Linton are the current members of the Audit Committee. Mr. Phipps, the Chairman of the Audit Committee, was appointed as Chairman of the Audit Committee on March 6, 2008. The Board has determined that Mr. Phipps is the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). The Audit Committee met four times during fiscal 2012. The Audit Committee’s primary responsibilities are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company’s financial and accounting personnel.

Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the rules of the SEC and listing standards of the Nasdaq Stock Market.

Compensation Committee.    Mr. DePodesta, Mr. Phipps and Mr. Lipman are the current members of the Compensation Committee. Mr. DePodesta serves as the Chairman of the Compensation Committee and was appointed to that position in November 2011. The Compensation Committee met once during fiscal 2012. The principal responsibilities of the Compensation Committee are to establish the general compensation policy for Sutron. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company’s Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company’s 1996, 1997 and 2002 Amended and Restated Stock Option Plans and the 2010 Equity Incentive Plan.

Nominating Committee.    Mr. Lipman, Mr. DePodesta and Mr. Linton are the current members of the Corporate Governance and Nominating Committee (“Nominating Committee”). Mr. Lipman is the Chairman of the Nominating Committee and was appointed to that position in July 2005. The Nominating Committee did not meet during fiscal 2012. The principal responsibilities of the Nominating Committee are to identify and recommend to the Board of Directors individuals qualified to become Board of Directors’ members, to recommend to the Board of Directors corporate governance principles, and to lead the Board of Directors in complying with its corporate governance principles.

Each current member of the Nominating Committee meets the independence and other requirements to serve on our Corporate Governance and Nominating Committee under the rules of the SEC and listing standards of the Nasdaq Stock Market. The Nominating Committee has a formal charter that is available on the Company’s web site at www.sutron.com under “Investor Information.”

Marketing Committee.    Mr. Linton, Mr. Phipps, Mr. Farrell and Mr. Raval are the current members of the Marketing Committee (“Marketing Committee”). Mr. Linton is the Chairman of the Marketing Committee and was appointed to that position in November 2011. The Marketing Committee met twice during fiscal 2012. The principal responsibilities of the Marketing Committee are to identify and recommend improvements in the areas of sales and marketing to the Board of Directors and management.  The Marketing Committee does not have a formal charter.

DIRECTOR NOMINATION PROCESS

The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting.  Historically, the Nominating Committee has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Nominating Committee uses various criteria to evaluate each candidate, including an evaluation of each candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company’s shareholders. The Nominating Committee evaluates biographical information and interviews selected candidates.  The Nominating Committee considers whether directors and director nominees bring diverse perspectives and life experiences to the Board, but the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee also considers whether a potential nominee would satisfy the Nasdaq Stock Market listing standards for “independence” and the SEC’s definition of “audit committee financial expert.” The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Company does not have a formal policy with regard to the consideration of director candidates recommended by its shareholders; however shareholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading “Communicating with the Board of Directors.”

COMMUNICATING WITH THE BOARD OF DIRECTORS

Shareholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, Sutron Corporation, 22400 Davis Drive, Sterling, Virginia 20164. All such letters must identify the author as a shareholder and must include the shareholder’s full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication. The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s consideration.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meeting of shareholders, all directors are encouraged to attend the annual meeting.  All members of the Board of Directors attended the 2012 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Each independent director is paid an annual retainer of $15,000, an attendance fee of $1,500 for each meeting of the Board of Directors where the director is physically present and $1,000 if attended telephonically.  Each independent director is paid an attendance fee of $1,500 for each committee meeting of the Board of Directors where the director is physically present and $1,000 if attended telephonically.  The Audit Committee Chairman receives a $5,000 annual retainer.  The Compensation and Nominating Committee Chairmen each receive a $3,000 annual retainer.  Each independent director also may receive restricted stock units on the shareholder meeting date that vest over a one-year period as recommended by the Compensation Committee and approved by the Board of Directors. Employee directors are not eligible for compensation for their services as directors.

The following table provides a summary of compensation paid to non-employee members of our Board of Directors during 2012.

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Andrew D. Lipman	27,500	15,360	42,860
Leland R. Phipps	33,500	15,360	48,860
John F. DePodesta	30,500	15,360	45,860
Larry C. Linton	27,500	15,360	42,860

(1)
Raul S. McQuivey, Daniel W. Farrell and Ashish H. Raval are not included in this table as they are employees of the Company and thus receive no compensation for their services as a director.  The compensation received by them in fiscal year 2012 is shown on the Summary Compensation Table included herein.

(2)	Includes all fees earned or paid for services as a director in fiscal year 2012, including annual retainer, Board committee chair fees and meeting fees.
(3)
Amounts shown represent the aggregate grant date fair value in respect of restricted stock units granted to the specified directors, calculated in accordance with FASB ASC Topic 718, “Compensation – Stock Compensation”.  See Note 15, “Stock Options,” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2012 for the assumptions made in determining grant date fair values. These amounts reflect the aggregate grant date fair value for these restricted stock units and are not intended to represent the value, if any, that is or will be actually realized by the individual.

At the end of fiscal year 2012, the non-employee directors owned the following number of unvested shares of restricted stock and unexercised options, all of which are vested:

Name (1)	Unvested Restricted Stock	Vested Stock Options
Andrew D. Lipman	3,000	35,000
Leland R. Phipps	3,000	21,000
John F. DePodesta	3,000	3,863
Larry C. Linton	3,000	3,863

MANAGEMENT OWNERSHIP OF COMMON STOCK

Set forth below is information concerning stock ownership of each Named Executive Officer, director and director nominee, and all directors and executive officers of the Company as a group, as of March 28, 2013.  The information as to securities beneficially owned are, in each instance, based upon information furnished by each individual.  As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Beneficial Owner	Number of Beneficial Shares Owned	Percentage of Shares Outstanding (1)
Raul S. McQuivey, Ph.D. (2)	854,189	16.9%
Daniel W. Farrell (3)	225,308	4.5%
Sidney C. Hooper (4)	69,000	1.4%
Ashish H. Raval (5)	94,830	1.9%
Andrew D. Lipman (6)	38,000	.8%
Leland R. Phipps (7)	24,000	.5%
John F. DePodesta (8)	6,863	.1%
Larry C. Linton (9)	6,863	.1%
All executive officers and directors as a group	1,319,053	26.1%

(1)	See Note 1 under "PRINCIPAL SHAREHOLDERS."
(2)	See Note 2 under "PRINCIPAL SHAREHOLDERS."
(3)
Mr. Farrell’s holdings consist of 94,948 shares that are held by Daniel W. Farrell and Jill E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of Survivorship and 130,360 shares owned directly by Mr. Farrell.

(4)
Includes 7,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of Survivorship, 56,000 shares owned directly by Mr. Hooper and 6,000 shares subject to options exercisable within 60 days after March 28, 2013.

(5)
Mr. Raval’s holdings consist of 24,830 owned directly by Mr. Raval and indirectly 5,000 shares owned by Vaishali Raval, Mr. Raval’s wife and 65,000 shares subject to options exercisable within 60 days after March 28, 2013.

(6)	Reflects 35,000 shares subject to options exercisable within 60 days after March 28, 2013 and 3,000 restricted stock units that vest within 60 days after March 28, 2013.
(7)	Reflects 21,000 shares subject to options exercisable within 60 days after March 28, 2013 and 3,000 restricted stock units that vest within 60 days after March 28, 2013.
(8)	Reflects 3,863 shares subject to options exercisable within 60 days after March 28, 2013 and 3,000 restricted stock units that vest within 60 days after March 28, 2013.
(9)	Reflects 3,863 shares subject to options exercisable within 60 days after March 28, 2013 and 3,000 restricted stock units that vest within 60 days after March 28, 2013.

EXECUTIVE OFFICERS

The biographies for Messrs. McQuivey and Raval are provided under the heading “Nominees for Directors.”

Daniel W. Farrell, age 60, has served as a Senior Vice President of the Company since March 1984.  Mr. Farrell has managed the Company’s Research and Development Division since August 1989. Prior to managing the Research and Development Division, Mr. Farrell was a Project Manager in the Water Resources Division.  Mr. Farrell joined the Company in September 1976 as a staff scientist.  Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

Sidney C. Hooper, age 54, has served as the Chief Financial Officer of the Company since 2003 and as Treasurer since 1993.  Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990.  Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company.  Mr. Hooper received a B.S. degree in Accounting from Brigham Young University in 1983 and a Master of Accountancy degree from Brigham Young University in 1984.

EMPLOYMENT AND OTHER AGREEMENTS

The Company does not have any Employment Agreements and has no other plan or arrangement that would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company.  Option agreements and restricted stock units provide for the immediate vesting of all unvested stock options in the event of a change in control of the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning cash and other compensation paid to or earned by our chief executive officer, and other executive officers, whom we refer to as our “Named Executive Officers” during the fiscal years ended December 31, 2012 and 2011 as follows:

	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Raul S. McQuivey	2012	211,150	5,000	24,578	13,029	253,757
Chief Executive Officer	2011	205,000	10,000	-	16,467	231,467
Daniel W. Farrell	2012	189,365	5,000	16,385	15,777	226,527
Senior Vice President	2011	183,855	10,000	-	21,762	215,617
Sidney C. Hooper	2012	185,640	-	16,385	14,227	216,252
Chief Financial Officer	2011	180,250	10,000	-	15,939	206,189
Ashish H. Raval	2012	200,000	15,000	120,769	10,415	346,184
Senior Vice President	2011	180,250	10,000	-	8,585	198,835

(1)	Includes regular base salary earnings in fiscal years 2012 and 2011.
(2)	Bonus amounts represent amounts awarded for performance during the fiscal year and paid after the fiscal year end.
(3)
Represents the fair value of shares of restricted stock units granted in fiscal year 2012. The reported amounts represent the grant date fair values of the awards, in accordance with FASB Topic 718. The grant date fair value is determined by multiplying the number of shares granted by the closing price of the Company's Common Stock on the grant date and then multiplying this amount by the estimated probability of meeting certain individual and company goals.

(4)	Consists of the following: Company paid life insurance, Company paid auto allowance and Company’s 401k matching contribution.

EQUITY AWARDS

The following table sets forth information concerning equity awards to Named Executive Officers during fiscal 2012 as follows:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Raul S. McQuivey	February 23, 2012 (1)	6,000	24,578
Daniel W. Farrell	February 23, 2012 (1)	4,000	16,385
Sidney C. Hooper	February 23, 2012 (1)	4,000	16,385
Ashish H. Raval	February 23, 2012 (2)	30,000	120,769

(1)
The restricted stock unit awards made to Mr. McQuivey, Mr. Farrell and Mr. Hooper were made by the Compensation Committee during fiscal year 2012 for performance in fiscal year 2011. 25% of each award vested on December 31, 2012 and 25% did not vest on December 31, 2012.  The second 50% of each award will vest on December 31, 2013 if individual and company goals are met.

(2)
The restricted stock unit awards made to Mr. Raval were made by the Compensation Committee during fiscal year 2012 for performance in fiscal year 2011.  3,750 shares vested on December 31, 2012 and 3,750 did not vest on December 31, 2012.  7,500 shares will vest on December 31, 2013 if individual and company goals are met. 5,000 shares will vest on December 31, 2014, 2015 and 2016 if individual and company goals are met.

(3)
The amounts in this column do not represent amounts the Named Executive Officers received or are entitled to receive. Rather, the reported amounts represent the grant date fair values of the awards. The grant date fair value is determined in accordance with FASB Topic 718 by multiplying the number of shares underlying the units granted by the closing price of the Company's Common Stock on the grant date and then multiplying this amount by the estimated probability of meeting certain individual and company goals.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested ($)		Market Value of shares or units of stock that have not vested ($)
Raul S. McQuivey	-	-	-	3,000	(1)	15,150
Daniel W. Farrell	-	-	-	2,000	(1)	10,100
Sidney C. Hooper	4,000	$6.47	5/18/2020	6,000	(2)	30,300
	-	-	-	2,000	(1)	10,100
Ashish H. Raval	10,000	$6.47	5/18/2020	15,000	(3)	75,750
	-	-	-	22,500	(1)	111,100

(1)	Represents the remaining unvested shares from the restricted stock unit award granted on February 23, 2012.
(2)	Options will vest in the amount of 2,000 shares on May 18, 2013, 2014 and 2015.
(3)	Options will vest in the amount of 5,000 shares on May 18, 2013, 2014 and 2015.

STOCK VESTED

Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Raul S. McQuivey	1,500	(2)	7,575
Daniel W. Farrell	1,000	(2)	5,050
Sidney C. Hooper	1,000	(2)	5,050
Ashish H. Raval	3,750	(2)	18,938

(1)	Calculated by multiplying the number of shares by the fair market value of the Company’s Common Stock (based on the closing price for the Common Stock on the Nasdaq Market) on the date of vesting.
(2)	Represents the shares that vested on December 31, 2012 from the restricted stock unit award granted on February 23, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2012, the Company did not have any related party transactions with officers or directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of shares of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2012.  Based solely on a review of copies of the Forms 3, 4 and 5 received by the Company or representations from the reporting persons, the Company believes that during the fiscal year ended December 31, 2012, all reporting persons complied with all appropriate filing requirements except as follows:  All Directors were delinquent in filing one report on Form 5 and Mr. Hooper was delinquent in filing one report on Form 5.

REPORT OF THE AUDIT COMMITTEE

This Report of the Audit Committee of Sutron Corporation’s Board of Directors (the “Audit Committee”) is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Sutron Board of Directors.  Independent board member, Mr. Leland R. Phipps, is the current Chairman and the designated “financial expert” with independent board members, Mr. John F. DePodesta and Mr. Larry C. Linton, as committee members.   The Audit Committee’s primary responsibilities, described more fully in its charter, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent registered public accounting firm and the Company’s financial and accounting personnel.  The Audit Committee conducted its annual review of the charter in March 2013.

The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control.  Yount, Hyde & Barbour, P.C. the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB), expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes, including engaging in discussions with management and the Company’s independent registered public accounting firm.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm.  The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives and develops, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.

In carrying out its oversight responsibilities, the Audit Committee convened four times in 2012.  Members of the Audit Committee regularly attended these meetings.  In addition, the Chairman of the Board and CEO of Sutron Corporation as well as the CFO of Sutron Corporation regularly attended these meetings.  Non-committee Board members were also invited and attended as time and circumstance permitted.   In addition to the Audit Committee meetings, the Chairman of the Audit Committee held regular individual discussions with the external auditors and the CFO.  The members of the Audit Committee were regularly informed about the content and results of these discussions.

In March 2013, the Audit Committee reviewed with Sutron management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also met with Yount, Hyde & Barbour, P.C., who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.  Yount, Hyde & Barbour presented a report to the Audit Committee that summarized their work relating to their audit of the financial statements of Sutron Corporation.  The Audit Committee also reviewed and discussed with Yount, Hyde & Barbour their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and SAS (Statement on Auditing Standards) 61. In addition, the Audit Committee discussed with Yount, Hyde & Barbour, P.C. their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Audit Committee has concluded that the independent registered public accounting firm’s provision of tax preparation work is the only non-audit services provided and that these non-audit services to the Company are deemed compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE AS OF MARCH 29, 2013

Leland R. Phipps, Chairman
John F. DePodesta
Larry C. Linton

AUDIT FEES

Aggregate fees for professional services rendered to the Company by Yount, Hyde & Barbour, P.C. for the years ended December 31, 2012 and 2011 are summarized in the table below.

	2012	2011
Audit	$91,000	$84,000
Audit-related	6,800	6,800
Tax	10,000	10,000
All other	-	-
Total	$107,800	$100,800

Audit fees for the years ended December 31, 2012 and 2011, respectively, were for professional services rendered for the audits of the financial statements of the Company and review of the Company’s quarterly financial statements.

Audit-related fees for the years ended December 31, 2012 and 2011, respectively, were for professional services rendered for the audits of the financial statements of Sutron Hydromet Systems, Private, Ltd., the Company’s wholly owned subsidiary located in New Delhi, India.

Tax fees as of the years ended December 31, 2012 and 2011, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

During fiscal 2012, the Board pre-approved all services (audit and permitted non-audit services) provided to Sutron by the Company’s independent auditor.  The Board, however, has not adopted written policies and procedures in regards to pre-approval of audit and permitted non-audit services.

PROPOSAL NO. 2:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors considers it desirable that its appointment of the firm of Yount, Hyde & Barbour, P.C. as independent registered public accounting firm of the Company for fiscal year 2013 be ratified by the shareholders.  Representatives of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde & Barbour, P.C. and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.  If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Yount, Hyde & Barbour, P.C.

PROPOSAL NO. 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our management talent, including the Named Executive Officers, and to reward them for strong Company performance and successful execution of our key business plans and strategies.  Under these programs, our Named Executive Officers are rewarded for the achievement of annual, long-term and strategic goals and the realization of increased shareholder value.  The Compensation Committee of the Board of Directors regularly reviews the Company’s compensation programs to confirm that they are achieving these goals.  Please read the “Summary Compensation Table,” “Equity Awards,” and “Outstanding Equity Awards at Fiscal Year-End” above, for additional details about our executive compensation programs, including information about the compensation of our Named Executive Officers in 2012.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices as described in this proxy statement.  Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and related footnotes and narrative discussion, is hereby APPROVED on an advisory basis.”

The Board of Directors recommends a vote “FOR” approval of the compensation of the Company’s Named Executive Officers.

Although this vote is advisory and nonbinding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. The proposal will be approved by the affirmative vote of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the Annual Meeting. Unless otherwise indicated thereon, the accompanying proxy will be voted for approval of the compensation of the Company’s Named Executive Officers.

PROPOSAL NO. 4:
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 3, above.  You may vote on whether the “say-on-pay” vote should be included in the Company’s proxy statement every 1, 2 or 3 years, or you may abstain from voting on the matter.

After careful consideration of this proposal, our Board of Directors has concluded that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and the Board of Directors recommends that you vote for a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered the levels of compensation of our executive officers as compared to other companies in our industry as well as the fact that we are a smaller reporting company under SEC rules and regulations.  The Board of Directors recommends a vote “FOR”  a frequency of three years for advisory votes on the compensation of the Company’s Named Executive Officers.

The frequency choice that receives the greatest number of votes of shares of Common Stock voting together present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be viewed as the advisory vote on this proposal. Unless otherwise indicated thereon, the accompanying proxy will be voted for a frequency of three years for advisory votes on the compensation of the company’s Named Executive Officers.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the 2013 Annual Meeting of Shareholders.  The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business that may come before the 2013 Annual Meeting of Shareholders in addition to the scheduled items of business.

SHAREHOLDERS PROPOSALS

Any shareholder proposals intended to be presented at Sutron's 2013 Annual Meeting of Shareholders must be received by Sutron at its offices at 22400 Davis Drive, Sterling, Virginia 20164, on or before December 8, 2013, for consideration for inclusion in the proxy material for such meeting.  If a shareholder of the Company wishes to present a proposal before the 2014 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 14, 2014, and if a shareholder fails to provide such timely notice of a proposal to be presented at the 2014 Annual Meeting, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on any such proposal.

REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement.  We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Upon the written request by any shareholder entitled to vote at the 2013 Annual Meeting of Shareholders, the Company will furnish that person without charge additional copies of the Annual Report along with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits or documents incorporated by reference.

By Order of the Board of Directors,

Sidney C. Hooper
Secretary

April 11, 2013

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SUTRON CORPORATION

The undersigned hereby appoints Sidney C. Hooper and Glenn E. Goold as proxy, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 22400 Davis Drive, Sterling, Virginia at 1:30 p.m. on May 8, 2013 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS BELOW.

1.	ELECTION OF DIRECTORS
NOMINEES:                           Raul S. McQuivey, John F. DePodesta, Larry C. Linton, Leland R. Phipps, Ashish H. Raval
(INSTRUCTION:                   To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

For all nominees listed to the right (except as marked to the contrary)                                                                                                                          ☐
WITHHOLD AUTHORITY to vote for all nominees listed to the right                                                                                                                         ☐

2.	RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2013.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVES.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY WITH WHICH THE COMPANY SHOULD CONDUCT FUTURE SHAREHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:  ________________________________________________2013

______________________________________________________
                                                (Signature)

______________________________________________________
                                     (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.